Exhibit 10.2

Execution Version

SEASTAR MEDICAL HOLDING CORPORATION

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is entered into as of November 9, 2022 and amends that certain Registration Rights Agreement, dated as of August 23, 2022 (the “Registration Rights Agreement”), by and among Tumim Stone Capital LLC, a Delaware limited liability company (the “Investor”), SeaStar Medical, Inc., a Delaware corporation (“SeaStar Medical”), and SeaStar Medical Holding Corporation (formerly known as LMF Acquisition Opportunities, Inc.), a Delaware corporation (the “Company”). Capitalized terms used and not expressly defined herein shall have the meanings for such terms set forth in the Registration Rights Agreement or, if any such term is not defined in the Registration Rights Agreement, shall have the meaning for such term set forth in the Purchase Agreement (as defined below).

WHEREAS, Section 10 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended prior to the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission, by written instrument signed by the parties to the Registration Rights Agreement;

WHEREAS, the parties desire to amend certain provisions of the Registration Rights Agreement and the defined terms set forth therein as set forth in this Amendment, which shall become effective concurrently with the effectiveness of the Registration Rights Agreement and the effectiveness of that certain Common Stock Purchase Agreement, dated as of August 23, 2022, as amended by Amendment No. 1 thereto dated as of November 9, 2022, by and among the Investor, the Company and SeaStar Medical (as so amended, the “Purchase Agreement”), in each case at the Closing on the Closing Date (it being acknowledged and agreed by each of the Investor, the Company and SeaStar Medical that this Amendment shall be of no force or effect prior to the effectiveness of the Purchase Agreement and the Registration Rights Agreement, concurrently with the effectiveness of this Amendment, at the Closing on the Closing Date) in accordance with Section 2 of this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Registration Rights Agreement is hereby amended, effective concurrently with the effectiveness of the Purchase Agreement and the Registration Rights Agreement at the Closing on the Closing Date and with effect from and after the Closing, as follows:

1.	Amendment to the Registration Rights Agreement.

Effective concurrently with the effectiveness of the Purchase Agreement and the Registration Rights Agreement at the Closing on the Closing Date and with effect from and after the Closing, as set forth in Section 2 of this Amendment, and in Section 2.2 of the Purchase Agreement and Section 2(g) of the Registration Rights Agreement, and subject to the satisfaction of the conditions set forth in Section 7.1 of the Purchase Agreement on the Closing Date, each of the Investor, the Company and SeaStar Medical hereby amend the Registration Rights Agreement as provided in this Section 1, it being acknowledged and agreed by each of the Investor, the Company and SeaStar Medical that this Amendment shall be of no force or effect prior to the effectiveness of the Purchase Agreement and the Registration Rights Agreement, concurrently with the effectiveness of this Amendment, at the Closing on the Closing Date.

(i) Amendment and Restatement of Paragraph C of the Recitals of the Registration Rights Agreement. Paragraph C of the Recitals of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“C. Each of LMFAO, SeaStar Medical and the Investor are entering into a Common Stock Purchase Agreement on the date hereof and prior to the Business Combination Closing, which Purchase Agreement (as it may be amended at or prior to the Closing, the “Purchase Agreement”) provides that the Company shall pay to the Investor the Commitment Fee (as defined in the Purchase Agreement) by paying to the Investor the Cash Commitment Fee (as defined in the Purchase Agreement) and issuing to the Investor the Commitment Shares (as defined in the Purchase Agreement), and the Company may, from time to time in its sole discretion, issue and sell to the Investor up to the lesser of (i) $100,000,000 in aggregate gross purchase price of newly issued shares of Common Stock, and (ii) the Exchange Cap (to the extent applicable under Section 3.3 of the Purchase Agreement), as provided for therein, with the effectiveness of the Purchase Agreement delayed until the Business Combination Closing shall have occurred pursuant to the Merger Agreement and the Closing under the Purchase Agreement, as it may be amended at or prior to the Closing, shall have occurred on the Closing Date as set forth in Section 2.2 of the Purchase Agreement and subject to the satisfaction of the conditions set forth in Section 7.1 of the Purchase Agreement, it being acknowledged and agreed by each of LMFAO, SeaStar Medical and the Investor that the Purchase Agreement shall be of no force or effect prior to the Closing on the Closing Date (and as it may be amended at or prior to the Closing Date).”

(ii) Amendment and Restatement of Section 1(n) of the Registration Rights Agreement. Section 1(n) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“(n) “Filing Deadline” means (i) with respect to the Initial Registration Statement required to be filed to pursuant to Section 2(a) of this Agreement, the later of (X) the ninetieth (90th) calendar day after the Closing Date (as defined in the Purchase Agreement) and (Y) the sixtieth (60th) calendar day after the effective date of the initial registration statement filed by the Company with the Commission under the Securities Act pursuant to Section 7 of those certain Subscription Agreements, dated August 23, 2022 (the “PIPE Subscription Agreements”), by and between the Company, SeaStar Medical and each of the Subscribers signatory thereto, registering the resale of all of the Subscriber Securities (as such term is defined in the PIPE Subscription Agreements) of each such Subscriber (the “PIPE Resale Registration Statement”), and (ii) with respect to any New Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the thirtieth (30th) calendar day following the sale of substantially all of the Registrable Securities included in the Initial Registration Statement or the most recent prior New Registration Statement, as applicable, or such other date as permitted by the Commission.”

(iii) Amendment and Restatement of Section 2(a) of the Registration Rights Agreement. Section 2(a) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“2. Registration.

(a) Mandatory Registration. The Company shall prepare and file with the Commission, in no event prior to the thirtieth (30th) calendar day after the date the PIPE Resale Registration Statement registering the resale of all of the Subscriber Securities of each such Subscriber pursuant to the PIPE Subscription Agreements is declared effective by the Commission, but not later than the Filing Deadline therefor, an initial Registration Statement on Form S-1 (or any successor form) covering the resale by the Investor of (i) all of the Commitment Shares and (ii) the maximum number of additional Registrable Securities as shall be permitted to be included thereon in accordance with applicable Commission rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investor under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices) (the “Initial Registration Statement”). The Initial Registration Statement shall contain the “Selling Stockholder” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the Commission as soon as reasonably practicable after the filing of the Initial Registration Statement with the Commission, but in no event later than the applicable Effectiveness Deadline.”

2.

Effectiveness. This Amendment shall become effective concurrently with the effectiveness of the Purchase Agreement and the Registration Rights Agreement at the Closing on the Closing Date, as set forth in Section 2.2 of the Purchase Agreement and Section 2(g) of the Registration Rights Agreement, and subject to the satisfaction of the conditions set forth in Section 7.1 of the Purchase Agreement, it being acknowledged and agreed by each of the Investor, the Company and SeaStar Medical that this Amendment shall be of no force or effect prior to the effectiveness of the Purchase Agreement and the Registration Rights Agreement, concurrently with the effectiveness of this Amendment, at the Closing on the Closing Date.

3.

Ratification. Except as set forth in Section 1 of this Amendment, all of the provisions of the Registration Rights Agreement shall remain in full force and effect as of and from and after the Closing on the Closing Date, each according to its terms as set forth in the Registration Rights Agreement, and shall not be amended, changed, modified or superseded in any way whatsoever by this Amendment.

4.

Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

5.

Miscellaneous. Sections 10 and 11 of the Registration Rights Agreement are incorporated herein in their entirety and shall apply to this Amendment, mutatis mutandis, with the same force and effect as if specifically set forth herein.

[Signature pages follow]

Execution Version

IN WITNESS WHEREOF, each of the parties hereto have caused this AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

SEASTAR MEDICAL HOLDING CORPORATION (formerly known as LMF ACQUISITION OPPORTUNITIES, INC), a Delaware corporation

By:	/s/ Eric Schlorff
Name:	Eric Schlorff
Title:	Chief Executive Officer

SEASTAR MEDICAL:

SEASTAR MEDICAL, INC., a Delaware corporation

By:	/s/ Eric Schlorff
Name:	Eric Schlorff
Title:	Chief Executive Officer

THE INVESTOR:

TUMIM STONE CAPITAL LLC

By: 3i Management, LLC, its Manager

By:	/s/ Maier J. Tarlow
Name:	Maier J. Tarlow
Title:	Manager on Behalf of the GP

SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT